Putnam
Convertible
Income-Growth
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


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Fund highlights


* "Putnam Convertible Income-Growth Trust's positioning has worked in good times and bad."

                    -- Morningstar Mutual Funds, October 20, 1998

*  According to Lipper Analytical Services, Putnam Convertible
   Income-Growth Trust class A shares' total return ranked in the top 28%, or 5 out of 17 funds, in Lipper's convertible securities universe for 10-year performance as of October 31, 1998.*


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

30 Financial statements

 * Past performance is not indicative of future results. Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For the period ended 10/31/98, the fund's class A shares ranked 17 out of 57 and 7 out of 25 for 1- and 5-year returns, respectively. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

One of the attractions of convertible securities is their tendency to take gentler spills than their underlying stocks during market downswings. In return, of course, they forfeit some growth potential when markets are on the rise. These attributes worked to Putnam Convertible Income-Growth Trust's advantage during the volatile markets of the fund's most recent fiscal year.

Although the 12 months ended October 31, 1998, represented the fund's first negative year since 1990, the mildness of the decline at net asset value suggests that the fund is performing within its expected parameters. Over longer periods, the fund continues to deliver double-digit average annual returns, which are shown in the tables that follow the management report.

I am pleased to note that Forrest N. Fontana has joined Charles Pohl on your fund's management team. After working 4 years as an engineer and systems consultant, Forrest joined Putnam in 1993 as an equity analyst and is now a member of and portfolio manager in the Equity Small Cap Value group. He has 5 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Managers
Charles G. Pohl
Forrest N. Fontana

During Putnam Convertible Income-Growth Trust's 1998 fiscal year, which ended on October 31, 1998, volatility affected almost every area of the capital markets. Late in the period, as most markets staged a retreat, convertible securities declined as well, although we believe they remain attractive, lower-risk vehicles for investing in smaller and growing companies. The fund's diverse holdings of convertibles and large-cap value stocks made its performance less volatile than that of most equity funds -- however, the fund's class A shares returned -1.37% at NAV (-7.05 at POP), the first negative result in an annual period since 1990. For complete performance information, including results of other share classes and over the fund's long-term history, please turn to the tables that begin on page 9.

* FUND MODERATES MARKET'S OVERREACTIONS

As hybrid securities combining qualities of stocks and bonds, convertibles tend to perform like stocks but fluctuate within a narrower range. On the other hand, like bonds, they pay a more attractive level of income than stocks and have some sensitivity to interest rates and credit quality. Through July 1998, stocks rose to record highs and convertibles generally rose with them, though smaller-company convertibles began to weaken in April. In August, investors suddenly turned sour on risk when the Russian government moved to restructure its foreign debts. In the ensuing turmoil, every type of security except Treasury bonds was affected by the change in sentiment.

We believe we were able to minimize the effects of these market factors on the fund's performance. Although your fund did not race ahead as stocks reached record highs, it also did not plunge dramatically in late summer when markets retreated. We attribute this relative stability to the fund's value strategy and consistent diversification. In selecting any security, we insist on paying as low a price as possible relative to the security's yield and prospects for capital appreciation. Because of this value-oriented strategy, we believe that the fund experiences less downside risk over long time periods.

In addition to this rigorous fundamental analysis, we make sure that the fund is invested in diverse sectors of the market at all times. The lion's share of the fund's assets is in convertibles of small and midsize companies with strong growth prospects, such as Sepracor, Inc., a $2 billion market-cap biotech company, as well as in those of larger, more established corporations, such as Home Depot. We add even more diversity by investing about 10% in high-yielding convertibles and placing 25% to 35% of assets in dividend-paying stocks of large companies. In most periods, each of these sectors performs somewhat differently, and thereby the fund's overall volatility is muted. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* CAREFUL SELECTION AIDS PERFORMANCE

Our thorough analysis of convertible issues added to our ability to control risk during the fiscal year by enabling us to achieve strong relative performance in several areas. The largest industries represented in the fund generally mirrored the largest sectors of the market. Technology companies, for example, account for roughly one fifth of the convertible market and represented about 20% of the fund's convertible holdings at the end of the period. Other large industries represented included consumer cyclicals and finance.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS

Oil and gas               6.5%

Insurance and
finance                   6.5%

Pharmaceuticals
and biotechnology         6.2%

Retail                    5.6%

Electronics and
electrical equipment      5.5%

Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.


Among the fund's technology holdings, Apple Computer and EMC Corp. provided solid relative returns. Apple returned to profitability recently after several years of losses. EMC is tapping into a huge business demand for storage of digital information. Cable holdings also had a good year; Tele-Communications, Inc. (TCI) and MediaOne were high profile performers. TCI agreed to be purchased by AT&T, which sought the cable company's wide distribution network. MediaOne, meanwhile, maintained its leadership in broadband Internet services. Some holdings have not yet achieved the strong prospects that we foresee. One of them is Western Digital, a computer peripherals company. We bought this convertible when the tech sector was weak early in 1998, and we still believe in its potential to deliver above average results.

* CONVERTIBLES ESPECIALLY ATTRACTIVE TO VALUE INVESTORS

Although your fund's short-term returns turned negative in 1998, we are optimistic that convertible prices will become more attractive going into 1999. In early 1998, for instance, many companies issued new convertibles, but our analysis indicated that most of them were priced too expensively. We turned down such issues and instead took advantage of our research capabilities to sift for better values in older, more seasoned issues. An example is Lam Research, a company in the semiconductor industry whose convertibles we began purchasing at beaten-down prices late in 1997 when the Asian crisis depressed the prices of semiconductors.

As it turned out, the high prices for new issues represented the end of a bullish cycle in the market, and with the summer turmoil, we found that convertibles were becoming more attractive to value investors. The slump was similar to previous out-of-favor periods for convertibles in 1994 and 1990 but with a crucial difference: the economy and interest rates are more favorable than they were in those earlier periods. In 1990, for example, the economy went into recession; in 1994, interest rates rose rapidly. In 1998, however, interest rates are low and the economy, while cooling, has not contracted. Recently new issuance of convertibles has slowed from a rush to a trickle and prices have become more reasonable. This signals an opportune environment in which to be an owner and a selective buyer of convertibles. We are finding securities of promising companies that are now deeply discounted.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 CONVERTIBLE HOLDINGS

Softkey International, Inc., 144a convertible senior notes 5.5%, 2000 Computer software

Roche Holdings, Inc., 144a convertible unsubordinated LYON 0%, 2010
(Switzerland)
Pharmaceuticals

Micron Technology, Inc., convertible subordinated notes 7%, 2004
Semiconductors

Kmart Financing I, $3.875 convertible cumulative preferred
Retail

Apple Computer, Inc., convertible subordinated notes 6%, 2001
Computers

Data General Corp., 144a convertible subordinated notes 6%, 2004
Computer software

Sandoz Capital BVI Ltd., 144a convertible company guaranty 2%, 2002
(Switzerland)
Pharmaceuticals

Estee Lauder Co., $3.805 convertible preferred
Consumer products

Tele-Communications Intl., convertible subordinated debenture 4.5%, 2006 Cable television

Park Electrochemical Corp., convertible subordinated notes 5.5%, 2006 Electronics and electrical equipment

Footnote reads:
These holdings represent 8.0% of the fund's net assets as of 10/31/98. Portfolio holdings will vary over time.


* LONG-TERM OPPORTUNITY IN CONVERTIBLES

We believe the current backdrop for the convertible market is positive as the domestic economy expands with low interest rates. Furthermore the volatility in the middle of the year provided a worthwhile reassessment by investors. It alleviated one of our chief worries -- that convertibles were overpriced. The rapid selloff provided the kind of buying opportunity that emerges only a couple of times per decade. With regard to new issues, the volatility compelled many companies to delay their plans. We anticipate that when issuance resumes its normal pace, many excellent companies will offer new securities at reasonable prices. It is clear to us that convertibles still offer an attractive and conservative approach for investing in smaller and faster growing companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with capital conservation as a secondary objective.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                Class A           Class B           Class M
(inception date)               (6/29/72)         (7/15/93)         (3/13/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      -1.37%   -7.05%   -2.11%   -6.42%   -1.75%   -5.20%
------------------------------------------------------------------------------
5 years                     67.95    58.31    61.66    59.72    63.78    58.08
Annual average              10.93     9.62    10.08     9.82    10.37     9.59
------------------------------------------------------------------------------
10 years                   222.45   203.91   197.87   197.87   205.33   194.73
Annual average              12.42    11.76    11.53    11.53    11.81    11.41
------------------------------------------------------------------------------
Annual average
(life of fund)              12.13    11.88    11.10    11.10    11.38    11.23
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/98

                                                            Lehman Bros.
                                             S&P 500         Corporate
                                              Index         Bond Index*
------------------------------------------------------------------------------
1 year                                        21.99%           8.00%
------------------------------------------------------------------------------
5 years                                      162.66           41.20
Annual average                                21.31            7.15
------------------------------------------------------------------------------
10 years                                     418.25          149.06
Annual average                                17.89            9.56
------------------------------------------------------------------------------
Annual average
(life of fund)                                13.44              --
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

*Inception date of index was 12/31/72.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/31/88
                                               Lehman Bros.
                Fund's class A    S&P 500     Corporate Bond
Date            shares at POP      Index          Index

10/31/88            9,425          10,000         10,000
10/31/89           10,829          12,640         11,240
10/31/90            9,047          11,695         11,720
10/31/91           12,579          15,612         13,784
10/31/92           14,863          17,166         15,317
10/31/93           18,096          19,731         17,638
10/31/94           18,427          20,494         16,725
10/31/95           21,077          25,913         19,869
10/31/96           25,079          32,157         21,106
10/31/97           30,811          42,483         23,060
10/31/98          $30,391         $51,825        $24,906


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $29,787 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $30,533 ($29,473 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

                               Class A       Class B       Class M
-------------------------------------------------------------------------
Distributions (number)            4             4             4
-------------------------------------------------------------------------
Income                         $0.787        $0.628        $0.684
-------------------------------------------------------------------------
Capital gains
-------------------------------------------------------------------------
Long term                       1.271         1.271         1.271
-------------------------------------------------------------------------
Short term                      0.858         0.858         0.858
-------------------------------------------------------------------------
  Total                        $2.916        $2.757        $2.813
-------------------------------------------------------------------------
Share value:                NAV      POP       NAV      NAV         POP
-------------------------------------------------------------------------
10/31/97                   $23.22   $24.64   $23.01    $23.08      $23.92
-------------------------------------------------------------------------
10/31/98                    20.04    21.26    19.83     19.92       20.64
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend rate1       4.79%    4.52%    4.05%     4.32%       4.17%
-------------------------------------------------------------------------
Current 30-day SEC yield2    4.45     4.19     3.75      3.98        3.84
-------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (6/29/72)         (7/15/93)         (3/13/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      -7.21%  -12.56%   -7.90%  -11.96%   -7.69%  -10.92%
------------------------------------------------------------------------------
5 years                     65.75    56.21    59.59    57.66    61.41    55.77
Annual average              10.63     9.33     9.80     9.53    10.05     9.27
------------------------------------------------------------------------------
10 years                   215.11   196.99   190.97   190.97   198.04   187.60
Annual average              12.16    11.50    11.27    11.27    11.54    11.14
------------------------------------------------------------------------------
Annual average
(life of fund)              12.03    11.78    11.00    11.00    11.27    11.12
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.



COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Brothers Corporate Bond Index* is an unmanaged list of corporate bonds.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam Convertible Income-Growth Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998




Portfolio of investments owned
October 31, 1998

CONVERTIBLE BONDS AND NOTES (41.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.4%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,000,000  Omnicom Group Inc. cv. sub. deb. 2 1/4s, 2013                                          $    6,000,000

Aerospace and Defense (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,850,000  Diagnostic Retrieval Systems, Inc. cv. sr. sub. deb 9s, 2003                                1,868,500
          1,000,000  SPACEHAB, Inc. cv. sub. notes 8s, 2007                                                        805,000
          2,260,000  SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                                                 1,819,300
                                                                                                            --------------
                                                                                                                 4,492,800

Airlines (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,136,000  Atlantic Coast Airlines 144A cv. sub. notes 7s, 2004                                        3,023,180
          2,319,000  World Airways, Inc. 144A cv. sub. deb. 8s, 2004                                               788,460
                                                                                                            --------------
                                                                                                                 3,811,640

Automotive (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Magna International cv. sub. deb. 5s, 2002                                                  4,590,000
          3,000,000  Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                                  2,490,000
                                                                                                            --------------
                                                                                                                 7,080,000

Biotechnology (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Aviron cv. sub. notes 5 3/4s, 2005                                                            797,500

Broadcasting (0.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Jacor Communications, Inc. cv. Liquid Yield Option Notes
                       (LYON) zero %, 2018                                                                       4,050,000
          2,125,000  Scandinavian Broadcasting System S.A. 144A cv. sub. notes 7s,
                       2004 (Luxembourg)                                                                         2,061,250
                                                                                                            --------------
                                                                                                                 6,111,250

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  American Residential Services, Inc. cv. sub. notes 7 1/4s, 2004                             1,340,000

Business Equipment and Services (2.2%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                              8,825,000
          1,500,000  Corporate Express, Inc. 144A cv. notes 4 1/2s, 2000                                         1,323,750
          6,600,000  Mail-Well, Inc. cv. sub. notes 5s, 2002                                                     5,857,500
          2,946,000  National Data Corp. cv. sub. notes 5s, 2003                                                 2,750,828
          2,150,000  Personnel Group of America, Inc. cv. sub. notes 5 3/4s, 2004                                2,150,000
         15,000,000  Xerox Corp. cv. sub. deb. 0.57s, 2018                                                       8,625,000
                                                                                                            --------------
                                                                                                                29,532,078

Computer Services and Software (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Aspen Technology, Inc. 144A cv. sub. deb. 5 1/4s, 2005                                        640,000
         11,000,000  Data General Corp. 144A cv. sub. notes 6s, 2004                                            10,340,000
            389,000  EMC Corp. cv. sub. notes 3 1/4s, 2002                                                       1,121,779
            500,000  Platinum Technology Inc. cv. sub. notes 6 1/4s, 2002                                          426,250
          2,385,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                                   1,192,500
         10,620,000  System Software Associates, Inc. cv. sub. notes 7s, 2002                                    6,770,250
          4,358,000  The Vantive Corp. cv. sub. notes 4 3/4s, 2002                                               2,963,440
         35,563,000  Western Digital Corp. 144A cv. sub. deb. zero %, 2018                                       7,601,591
          8,000,000  Xilinx, Inc. cv. sub. notes 5 1/4s, 2002                                                    8,080,000
                                                                                                            --------------
                                                                                                                39,135,810

Computers (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          7,800,000  Apple Computer, Inc. cv. sub. notes 6s, 2001                                               10,344,750
         16,000,000  Hewlett-Packard Co. cv. sub. notes zero %, 2017                                             8,760,000
          1,500,000  Intevac, Inc. cv. sub. notes 6 1/2s, 2004                                                   1,098,750
          5,090,000  Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                              3,728,425
          7,006,000  Maxtor Corp. cv. sub. deb. 5 3/4s, 2012                                                     4,203,600
          8,022,000  Safeguard Scientifics, Inc. 144A cv. sub. notes 6s, 2006                                    7,731,203
         13,500,000  Softkey International, Inc. 144A cv. sr. notes 5 1/2s, 2000                                12,875,625
                                                                                                            --------------
                                                                                                                48,742,353

Conglomerates (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,935,000  Hexcel Corp. cv. sub. notes 7s, 2003                                                        2,696,532
          5,750,000  Thermo Electron Corp. 144A cv. subordinated 4 1/4s, 2003                                    5,153,438
                                                                                                            --------------
                                                                                                                 7,849,970

Consumer Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  News America Holdings, Inc. cv. LYON zero %, 2013                                           4,520,000
          1,400,000  Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                                        1,627,500
                                                                                                            --------------
                                                                                                                 6,147,500

Electronic Components (1.0%)
--------------------------------------------------------------------------------------------------------------------------
         11,810,000  Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                          9,418,475
            875,000  Lernout & Hauspie Speech Products N.V. 144A cv. sub. notes
                       8s, 2001 (Belgium)                                                                        3,290,000
          1,205,000  Photronics, Inc. cv. sub. notes 6s, 2004                                                    1,232,113
                                                                                                            --------------
                                                                                                                13,940,588

Electronics and Electrical Equipment (3.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,780,000  Advanced Micro Devices, Inc. cv. sub. notes 6s, 2005                                        8,920,450
          2,000,000  Checkpoint Systems, Inc. 144A cv. sub. deb. 5 1/4s, 2005                                    1,595,000
          6,935,000  Dovatron International cv. sub. notes 6s, 2002                                              6,518,900
          2,250,000  HMT Technology Corp. 144A cv. sub. notes 5 3/4s, 2004                                       1,282,500
          5,565,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                                              4,020,713
         12,160,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                      9,849,600
          2,385,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                                   1,261,069
          5,500,000  SCI Systems, Inc. cv. sub. notes 5s, 2006                                                   9,068,125
          1,993,000  Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                                  1,721,454
          1,215,000  Thermo Instrument Systems, Inc. 144A cv. company guaranty
                       3 3/4s, 2000                                                                              1,230,188
            275,000  Thermo Optek Corp. cv. bonds 5s, 2000                                                         253,000
          1,194,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                                  1,132,808
          2,705,000  Thermo Quest Corp. cv. company guaranty 5s, 2000                                            2,573,131
                                                                                                            --------------
                                                                                                                49,426,938

Energy-Related (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Thermo Electron Corp. cv. sub. deb. 4 1/4s, 2003                                            4,481,250

Entertainment (1.3%)
--------------------------------------------------------------------------------------------------------------------------
         11,200,000  Loews Corp. cv. sub. notes 3 1/8s, 2007                                                     9,296,000
         13,600,000  Rogers Communications cv. deb. 2s, 2005                                                     8,568,000
                                                                                                            --------------
                                                                                                                17,864,000

Environmental Control (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,100,000  OHM Corp. cv. sub. deb. 8s, 2006                                                            2,809,375
          1,000,000  Thermo Ecotek Corp. 144A cv. bonds 4 7/8s, 2004                                               885,000
          3,940,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                      3,570,625
          3,000,000  Waste Management, Inc. cv. sub. notes 4s, 2002                                              3,472,500
                                                                                                            --------------
                                                                                                                10,737,500

Financial Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,065,000  Pioneer Financial Services, Inc. cv. sub. notes 6 1/2s, 2003                                3,915,538

Food (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Chiquita Brands International, Inc. cv. sub. deb. 7s, 2001                                  2,275,000
          1,000,000  Chiquita Brands International, Inc. 144A cv. sub. deb 7s, 2001                                910,000
                                                                                                            --------------
                                                                                                                 3,185,000

Health Care (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Assisted Living Concepts, Inc. cv. sub. deb. 6s, 2002                                       1,620,000
          2,000,000  Columbia/HCA Healthcare Corp. cv. sub. deb. 6 3/4s, 2006                                    1,695,000
          8,500,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                6,948,750
          5,000,000  Renal Treatment Centers, Inc. cv. sub. notes 5 5/8s, 2006                                   5,543,750
          3,545,000  Sun Healthcare Group Inc. 144A cv. sub. 6s, 2004                                            1,967,475
                                                                                                            --------------
                                                                                                                17,774,975

Hospital Management and Medical Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Complete Management, Inc. cv. sub. deb. 8s, 2003                                              315,000
          2,500,000  PhyMatrix, Inc. cv. sub. deb. 6 3/4s, 2003                                                  1,040,625
          3,310,000  U.S. Diagnostic Laboratories, Inc. 144A cv. sub. deb. 9s, 2003                              2,114,263
                                                                                                            --------------
                                                                                                                 3,469,888

Information Systems (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,700,000  Automatic Data Processing cv. deb. zero %, 2012                                             6,741,875
          3,254,000  Quantum Corp. cv. sub. 7s, 2004                                                             2,912,330
                                                                                                            --------------
                                                                                                                 9,654,205

Insurance and Finance (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                             6,350,000
         12,000,000  Mutual Risk Management 144A cv. sub. deb. zero %, 2015                                      8,700,000
                                                                                                            --------------
                                                                                                                15,050,000

Lodging (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Hilton Hotels Corp. cv. sub. notes 5s, 2006                                                   912,500
          3,000,000  ShoLodge, Inc. cv. sub. deb. 7 1/2s, 2004                                                   1,740,000
                                                                                                            --------------
                                                                                                                 2,652,500

Machinery (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Thermo Fibertek Inc. 144A cv. company guaranty 4 1/2s, 2004                                 2,557,500

Media (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Clear Channel Communications, Inc. cv. sr. notes 2 5/8s, 2003                               2,861,250

Medical Supplies and Devices (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,800,000  Atrix Labs, Inc. 144A cv. sub. notes 7s, 2004                                               2,878,500
          2,000,000  Phoenix Shannon 144A cv. sr. sub. notes 9 1/2s, 2000
                       (In default) (NON)                                                                           20,000
          1,412,000  Thermo Cardiosystems, Inc. 144A cv. company guaranty
                       4 3/4s, 2004                                                                              1,166,665
          1,000,000  Ventritex, Inc. cv. sub. notes 5 3/4s, 2001                                                 1,087,500
                                                                                                            --------------
                                                                                                                 5,152,665

Metals and Mining (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Homestake Mining Co. 144A cv. sub. 5 1/2s, 2000                                             1,860,000
          4,541,000  Inco Ltd. deb. 5 3/4s, 2004 (Canada)                                                        3,996,080
          5,169,500  Quanex Corp. cv. sub. deb. 6.88s, 2007                                                      4,575,008
                                                                                                            --------------
                                                                                                                10,431,088

Oil and Gas (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,160,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                           3,950,100
          3,000,000  Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                             2,197,500
          5,500,000  Pennzoil Co. cv. deb. 4.95s, 2008                                                           5,328,125
          7,500,000  Pennzoil Co. cv. deb. 4.9s, 2008                                                            7,275,000
          3,833,000  Pride International, Inc. cv. sub. deb. 6 1/4s, 2006                                        3,962,364
          4,500,000  Pride International, Inc. cv. sub. deb. zero %, 2018                                        1,136,250
          1,000,000  Seacor Holdings, Inc. cv. sub. notes 5.38s, 2006                                              955,000
          1,500,000  Southern Mineral Corp. cv. deb. 6 7/8s, 2007                                                  810,000
          6,910,000  Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                                5,528,000
                                                                                                            --------------
                                                                                                                31,142,339

Oil Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         11,000,000  Baker Hughes, Inc. cv. notes zero %, 2008                                                   7,466,250

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                            1,768,750

Pharmaceuticals and Biotechnology (4.2%)
--------------------------------------------------------------------------------------------------------------------------
         15,000,000  Alza Corp. cv. sub. LYON zero %, 2014                                                       9,412,500
          3,000,000  Centocor, Inc. 144A cv. sub. notes 4 3/4s, 2005                                             3,176,250
          4,500,000  Chiron Corp. cv. sub. notes 1.9s, 2000                                                      4,308,750
          3,000,000  Duramed Pharmaceuticals, Inc. cv. sub. notes 3 1/2s, 2002                                   2,115,000
          1,025,000  Nabi, Inc. cv. sub. notes 6 1/2s, 2003                                                        608,594
          2,500,000  NeXstar Pharmaceuticals, Inc. 144A cv. sub. deb. 6 1/4s, 2000                               1,928,125
            280,000  Pharmaceutical Marketing Services Inc. cv. notes 6 1/4s, 2003                                 243,600
          6,625,000  Pharmaceutical Marketing Services Inc. 144A cv. deb.
                       6 1/4s, 2003                                                                              5,863,125
         20,000,000  Roche Holdings, Inc. 144A cv. unsub. LYON zero %, 2010
                       (Switzerland)                                                                            12,487,500
          5,995,000  Sandoz Capital BVI Ltd. 144A cv. company guaranty 2s, 2002
                       (Switzerland)                                                                            10,244,856
          4,880,000  Sepracor, Inc. 144A cv. sub. deb. 6 1/4s, 2005                                              7,490,800
                                                                                                            --------------
                                                                                                                57,879,100

Publishing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,600,000  Thomas Nelson, Inc. 144A cv. sub. notes 5 3/4s, 1999                                        3,582,000
          5,400,000  World Color Press, Inc. cv. sub. notes 6s, 2007                                             5,400,000
                                                                                                            --------------
                                                                                                                 8,982,000

REIT's (Real Estate Investment Trust) (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,750,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                          3,614,063

Recreation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,211,000  Speedway Motorsports, Inc. 144A cv. sub. notes 5 3/4s, 2003                                 2,047,939

Restaurants (0.3%)
--------------------------------------------------------------------------------------------------------------------------
         31,650,000  Boston Chicken, Inc. cv. notes LYON zero %, 2015 (NON) (In default)                           474,750
          5,540,000  Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004 (NON) (In default)                            277,000
          4,100,000  CKE Restaurants, Inc. 144A cv. sub. notes 4 1/4s, 2004                                      3,546,500
                                                                                                            --------------
                                                                                                                 4,298,250

Retail (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Baker (J.), Inc. cv. deb. 7s, 2002                                                          1,432,500
          5,000,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                                9,381,250
          6,275,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                           5,318,063
         13,000,000  Office Depot, Inc. cv. LYON zero %, 2007                                                    9,847,500
          3,405,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                                            4,230,713
          7,000,000  Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                                  8,837,500
          2,700,000  Sunglass Hut International, Inc. 144A cv. sub. notes 5 1/4s, 2003                           1,809,000
                                                                                                            --------------
                                                                                                                40,856,526

Satellite Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,170,000  Gilat Satellite Networks Ltd. cv. sub. notes 6 1/2s, 2004 (Israel)                          3,887,213

Semiconductors (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          7,900,000  Analog Devices, Inc. cv. sub. notes 3 1/2s, 2000                                            8,295,000
         10,290,000  Credence Systems Corp. cv. sub. notes 5 1/4s, 2002                                          7,511,700
          3,000,000  Credence Systems Corp. 144A cv. sub. notes 5 1/4s, 2002                                     2,220,000
          9,600,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                              6,060,000
          3,030,000  Integrated Process Equipment Corp. 144A cv. sub. notes
                       6 1/4s, 2004                                                                              1,833,150
          3,000,000  Lam Research Corp. cv. sub. notes 5s, 2002                                                  2,347,500
         11,807,000  Micron Technology, Inc. cv. sub. notes 7s, 2004                                            11,467,549
          3,000,000  National Semiconductor Corp. 144A cv. deb. 6 1/2s, 2002                                     2,407,500
                                                                                                            --------------
                                                                                                                42,142,399

Supermarkets (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Whole Foods Market, Inc. cv. sub. deb. zero %, 2018                                           975,000

Telecommunications (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,845,000  Inacom Corp. cv. sub. deb. 4 1/2s, 2004                                                     5,012,088
         10,000,000  Tele-Communications Intl. cv. sub. deb. 4 1/2s, 2006                                        9,950,000
                                                                                                            --------------
                                                                                                                14,962,088

Telephone Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  MIDCOM Communications, Inc. cv. sub. notes 8 1/4s, 2003
                       (In default) (NON)                                                                          220,000
          3,775,000  MIDCOM Communications, Inc. 144A cv. sub. deb. 8 1/4s, 2003
                       (In default) (NON)                                                                          830,500
                                                                                                            --------------
                                                                                                                 1,050,500

Textiles (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,231,000  Dixie Group, Inc. (The) cv. deb. 7s, 2012                                                     910,940

Tobacco (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,485,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007 (NON)                                  5,361,131

Transportation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,350,000  Offshore Logistics, Inc. 144A cv. sub. notes 6s, 2003                                       3,048,500
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $599,652,168)                                  $  564,588,774

COMMON STOCKS (30.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Aerospace and Defense (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             31,000  Raytheon Co Class A                                                                    $    1,736,000
             53,000  Raytheon Co. Class B                                                                        3,077,313
                                                                                                            --------------
                                                                                                                 4,813,313

Airlines (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             39,100  UAL Corp. (NON)                                                                             2,539,056

Alcoholic Beverages (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             85,200  Anheuser-Busch Cos., Inc.                                                                   5,064,075

Automotive (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            160,600  Ford Motor Co.                                                                              8,712,550
             51,000  General Motors Corp.                                                                        3,216,188
                                                                                                            --------------
                                                                                                                11,928,738

Banks (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            112,914  Bank One Corp.                                                                              5,518,672
             85,300  BankBoston Corp.                                                                            3,140,106
             34,000  Bankers Trust New York Corp. (CUS)                                                          2,135,625
             92,500  Chase Manhattan Corp.                                                                       5,255,156
             40,000  Crestar Financial Corp.                                                                     2,635,000
             75,000  First Tennessee National Corp.                                                              2,376,563
             95,212  Fleet Financial Group, Inc.                                                                 3,802,529
             45,000  Mercantile Bancorporation, Inc.                                                             2,055,938
             25,000  Summit Bancorp                                                                                948,438
             93,500  Washington Mutual, Inc.                                                                     3,500,406
             11,000  Wells Fargo & Co.                                                                           4,070,000
                                                                                                            --------------
                                                                                                                35,438,433

Business Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             79,100  Avery Dennison Corp.                                                                        3,277,706
             48,200  Xerox Corp.                                                                                 4,669,375
                                                                                                            --------------
                                                                                                                 7,947,081

Cellular Communications (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             75,610  3Com Corp. (NON)                                                                            2,726,686

Chemicals (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             22,000  Dow Chemical Co.                                                                            2,059,750
             83,300  E.I. du Pont de Nemours & Co., Ltd.                                                         4,789,750
                                                                                                            --------------
                                                                                                                 6,849,500

Communications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             86,300  MediaOne Group Inc. (NON)                                                                   3,651,569

Computers (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            180,700  Compaq Computer Corp.                                                                       5,714,638
             77,000  IBM Corp.                                                                                  11,429,688
             63,000  Sun Microsystems, Inc. (NON)                                                                3,669,750
                                                                                                            --------------
                                                                                                                20,814,076

Conglomerates (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             53,000  Minnesota Mining & Manufacturing Co.                                                        4,240,000
             38,000  United Technologies Corp.                                                                   3,619,500
                                                                                                            --------------
                                                                                                                 7,859,500

Consumer Non Durables (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             36,420  Colgate-Palmolive Co.                                                                       3,218,618

Containers (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             78,000  Owens-Illinois, Inc. (NON)                                                                  2,383,875

Electric Utilities (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            181,000  DPL, Inc.                                                                                   3,427,688
             43,864  Duke Energy Corp.                                                                           2,837,453
            107,700  Entergy Corp.                                                                               3,096,375
            164,000  Potomac Electric Power Co.                                                                  4,294,750
            104,344  Southern Co.                                                                                2,941,197
             73,000  Texas Utilities Co.                                                                         3,193,750
                                                                                                            --------------
                                                                                                                19,791,213

Electronics and Electrical Equipment (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             41,600  Emerson Electric Co.                                                                        2,745,600
            152,400  General Electric Co.                                                                       13,335,000
             82,500  Motorola, Inc.                                                                              4,290,000
            168,200  Seagate Technology, Inc. (NON)                                                              4,436,275
              3,248  Sensormatic Electronics Corp. (NON)                                                            18,268
                                                                                                            --------------
                                                                                                                24,825,143

Entertainment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             49,600  Viacom, Inc. Class B (NON)                                                                  2,969,800

Farm Equipment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             81,100  Deere (John) & Co.                                                                          2,868,913

Financial Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             41,900  American Express Co.                                                                        3,702,913
             44,200  Lehman Brothers Holding, Inc.                                                               1,676,838
             55,000  Merrill Lynch & Co., Inc.                                                                   3,258,750
             41,800  Morgan (J.P.) & Co., Inc.                                                                   3,939,650
             44,500  Morgan Stanley, Dean Witter, Discover and Co.                                               2,881,375
                                                                                                            --------------
                                                                                                                15,459,526

Food (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            126,500  ConAgra, Inc.                                                                               3,850,344
             30,000  General Mills, Inc.                                                                         2,205,000
             51,128  Heinz (H.J.) Co.                                                                            2,971,815
             70,000  Nabisco Holdings Corp. Class A                                                              2,642,500
             34,952  The Quaker Oats Co.                                                                         2,064,353
                                                                                                            --------------
                                                                                                                13,734,012

Food and Beverages (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             94,800  PepsiCo, Inc.                                                                               3,199,500
             50,600  Sara Lee Corp.                                                                              3,020,188
                                                                                                            --------------
                                                                                                                 6,219,688

Healthcare (--%)
--------------------------------------------------------------------------------------------------------------------------
              8,545  LTC Healthcare, Inc. (NON)                                                                     20,294

Hospital Management (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            120,203  Tenet Healthcare Corp. (NON)                                                                3,358,171

Insurance and Finance (3.0%)
--------------------------------------------------------------------------------------------------------------------------
             61,600  Allstate Corp.                                                                              2,652,650
             70,500  American General Corp.                                                                      4,829,250
            145,948  BankAmerica Corp.                                                                           8,382,888
             45,000  CIGNA Corp.                                                                                 3,282,188
            157,600  Citigroup, Inc.                                                                             7,417,050
             66,515  Equitable Companies, Inc.                                                                   3,259,235
             55,300  Fannie Mae                                                                                  3,915,931
             63,000  Hartford Financial Services Group                                                           3,346,875
             43,000  KeyCorp                                                                                     1,303,438
             64,000  Norwest Corp.                                                                               2,380,000
                                                                                                            --------------
                                                                                                                40,769,505

Leisure (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             76,000  Hasbro, Inc.                                                                                2,664,750

Managed Health Care (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             43,666  WellPoint Health Networks, Inc. (NON)                                                       3,214,909

Medical Supplies and Devices (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             62,300  Baxter International, Inc.                                                                  3,734,106

Oil and Gas (2.8%)
--------------------------------------------------------------------------------------------------------------------------
             57,600  Atlantic Richfield Co.                                                                      3,967,200
             44,400  British Petroleum PLC ADR (United Kingdom)                                                  3,926,625
             39,000  Chevron, Inc.                                                                               3,178,500
             40,600  Conoco, Inc. (NON)                                                                          1,009,925
             19,000  Elf Aquitane ADR (France)                                                                   1,102,000
            109,000  Exxon Corp.                                                                                 7,766,250
            118,400  Halliburton Co.                                                                             4,255,000
             63,000  Kerr-McGee Corp.                                                                            2,512,125
             82,000  Mobil Corp.                                                                                 6,206,375
             53,000  Texaco, Inc.                                                                                3,143,563
             29,500  Total Corp. ADR (France)                                                                    1,725,750
                                                                                                            --------------
                                                                                                                38,793,313

Paper (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             81,050  Weyerhaeuser Co.                                                                            3,794,153

Pharmaceuticals and Biotechnology (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            141,500  American Home Products Corp.                                                                6,898,125
             62,500  Bristol-Myers Squibb Co.                                                                    6,910,156
             51,000  Merck & Co., Inc.                                                                           6,897,750
            132,100  Pharmacia & Upjohn, Inc.                                                                    6,993,044
                                                                                                            --------------
                                                                                                                27,699,075

Photography (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             31,600  Eastman Kodak Co.                                                                           2,449,000

Publishing (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             61,500  Times Mirror Co. Class A                                                                    3,409,406

Railroads (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            107,400  Burlington Northern Santa Fe Corp.                                                          3,315,975

REIT's (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             29,000  Equity Residential Properties Trust                                                         1,218,000
             78,000  Starwood Lodging Trust                                                                      2,208,375
                                                                                                            --------------
                                                                                                                 3,426,375

Retail (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Dayton Hudson Corp.                                                                         2,542,500
             46,300  Federated Department Stores, Inc. (NON)                                                     1,779,656
            398,200  K mart Corp. (NON)                                                                          5,624,575
                  8  Saks, Inc. (NON)                                                                                  182
            105,307  Sears, Roebuck & Co.                                                                        4,732,233
                                                                                                            --------------
                                                                                                                14,679,146

Savings and Loans (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            188,432  Charter One Financial, Inc.                                                                 5,170,103

Semiconductors (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             49,100  Intel Corp.                                                                                 4,379,106
             82,200  Texas Instruments, Inc.                                                                     5,255,663
                                                                                                            --------------
                                                                                                                 9,634,769

Telephone Services (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             60,300  AT&T Corp.                                                                                  3,753,675
            125,700  Cincinnati Bell, Inc.                                                                       3,260,344
             66,000  GTE Corp.                                                                                   3,873,375
            111,903  U S West, Inc.                                                                              6,420,435
                                                                                                            --------------
                                                                                                                17,307,829

Telephone Utilities (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             92,000  Ameritech Corp.                                                                             4,962,250
             90,358  Bell Atlantic Corp.                                                                         4,800,269
            120,904  SBC Communications, Inc.                                                                    5,599,367
                                                                                                            --------------
                                                                                                                15,361,886

Tobacco (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            183,100  Philip Morris Cos., Inc.                                                                    9,360,988
             63,400  RJR Nabisco Holdings Corp.                                                                  1,810,863
                                                                                                            --------------
                                                                                                                11,171,851

Utilities (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            122,585  Sempra Energy                                                                               3,187,210
             51,000  Western Resources, Inc.                                                                     1,785,000
                                                                                                            --------------
                                                                                                                 4,972,210
                                                                                                            --------------
                     Total Common Stocks (cost $383,033,775)                                                $  416,049,641

CONVERTIBLE PREFERRED STOCKS (24.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Apparel (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Designer Finance $3.00 cv. cum. pfd.                                                   $    1,188,750

Automobiles (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Frederal-Mogul Corp. 144A $3.50 cv. cum. pfd.                                               3,630,000
            215,600  Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                         9,513,350
                                                                                                            --------------
                                                                                                                13,143,350

Banks (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            213,300  CNB Capital Trust I $1.50 cum. cv. pfd.                                                     5,492,475
             69,350  Union Planters Corp. Ser. E, $2.00 cv. cum. pfd.                                            3,814,250
                                                                                                            --------------
                                                                                                                 9,306,725

Broadcasting (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             94,500  Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                               3,756,375
            276,000  Triathlon Broadcasting Co. $ .945 cv. pfd.                                                  2,484,000
                                                                                                            --------------
                                                                                                                 6,240,375

Building and Construction (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Beazer Homes USA, Inc. Ser. A, $2.00 cv. pfd.                                               3,150,000
             50,000  Fleetwood Capital Trust $3.00 cv. cum. pfd.                                                 2,200,000
             63,000  Txi Capital Trust I $2.75 cv. pfd.                                                          2,181,375
                                                                                                            --------------
                                                                                                                 7,531,375

Business Equipment and Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  Unisys Corp. Ser. A, $3.75 cv. pfd.                                                         6,589,375

Cable Television (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Mediaone Group, Inc. Ser. D, $2.25 cv. pfd.                                                 6,945,000

Communications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             45,000  Evergreen Media Corp. 144A $3.00 cv. pfd.                                                   3,408,750

Computer Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            105,000  Vanstar Financial Trust Corp. 144A $3.375 cv. cum. pfd.                                     2,769,375
            134,270  Wang Laboratories, Inc. Ser. B, $3.25 cv. pfd.                                              6,109,285
                                                                                                            --------------
                                                                                                                 8,878,660

Consumer Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Newell Financial Trust 144A $2.625 cv. cum. pfd.                                            2,681,250
             50,000  Newell Financial Trust I $2.625 cv. cum. pfd.                                               2,681,250
                                                                                                            --------------
                                                                                                                 5,362,500

Cosmetics (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            160,000  Estee Lauder Co. $3.805 cv. pfd.                                                           10,200,000

Electric Utilities (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            139,000  Calenergy Capital Trust $3.125 cv. cum. pfd.                                                7,054,250
            189,400  El Paso Energy Capital Trust $2.375 cv. pfd.                                                9,185,900
            184,700  Texas Utilities Co. $0.205 cv. pfd.                                                         8,496,200
                                                                                                            --------------
                                                                                                                24,736,350

Electronics and Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            118,300  Sensormatic Electronics Corp. 144A $1.625 cv. pfd.                                          1,286,513

Electronic Components (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             59,378  Coltec Capital Trust $2.625 cv. pfd.                                                        2,107,919
             67,000  Lernout & Hauspie Speech Products N.V. 144A $2.375 cv. pfd                                  2,336,625
            100,000  Loral Space & Comm. $3.00 cv. pfd.                                                          5,300,000
            102,100  Pioneer Standard Electronics, Inc. 144A $3.375 cv. pfd.                                     3,930,850
                                                                                                            --------------
                                                                                                                13,675,394

Engineering (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  Evi, Inc. $2.50 cum. cv. pfd.                                                               4,140,625

Entertainment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            179,100  Metromedia International Group, Inc. $3.625 cv. cum. pfd.                                   5,283,450

Financial Services (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            107,000  Devon Financing Trust $3.25 cv. pfd.                                                        6,326,375
             89,743  Finova Finance Trust $2.75 cv. cum. pfd.                                                    5,923,038
             56,000  Mandatory Common Exchange Trust (The) $3.625 cv. pfd.                                         455,000
              5,000  Timet Capital Trust I 144A $3.312 cv. pfd.                                                    122,500
             90,000  Walbro Captial Trust $2.00 cv. pfd.                                                         1,383,750
                                                                                                            --------------
                                                                                                                14,210,663

Food (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             65,000  Dole Food Co., Inc. $ 2.75 cv. pfd.                                                         1,982,500

Food and Beverages (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             85,300  Chiquita Brands International, Inc. Ser. B, $3.75 cv. cum. pfd.                             3,710,550
             75,000  Ralston Purina Co. $4.336 cv. pfd.                                                          3,717,188
                                                                                                            --------------
                                                                                                                 7,427,738

Information Systems (--%)
--------------------------------------------------------------------------------------------------------------------------
             25,000  Vanstar Financial Trust Corp. $3.375 cv. pfd.                                                 659,375

Insurance and Finance (2.4%)
--------------------------------------------------------------------------------------------------------------------------
             60,585  American Bankers Insurance Group, Inc. Ser. B, $3.125 cv. pfd.                              5,566,247
            113,261  American General Delaware Corp. $3.00 cv. cum. pfd.                                         9,797,077
             71,700  American Heritage Life Investment Corp. $4.25 cv. pfd.                                      4,266,150
            200,000  Lincoln National Corp. $0.463 cv. cum. pfd.                                                 3,550,000
            211,885  Philadelphia Consolidated Holding Corp. $0.534 cv. pfd.                                     1,880,479
            121,100  Protective Life Corp. $3.25 cv. cum. pfd.                                                   7,538,475
                                                                                                            --------------
                                                                                                                32,598,428

Investment Companies (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             92,700  Suiza Capital Trust II 144A $2.75 cv. pfd.                                                  3,035,925
             52,300  Suiza Capital Trust II $2.75 cv. pfd.                                                       1,725,900
                                                                                                            --------------
                                                                                                                 4,761,825

Machinery (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            117,040  Case Corp. $4.50 cv. cum. pfd.                                                              6,890,730
            300,000  Ingersoll-Rand Co. $0.195 cv. pfd.                                                          6,375,000
                                                                                                            --------------
                                                                                                                13,265,730

Medical Supplies and Devices (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             36,500  Mckesson Corp. $2.50 cv. pfd.                                                               3,878,125
             33,616  Owens & Minor Trust I 144A Ser. A, $2.688 cv. cum. pfd.                                     1,546,336
             92,000  Owens & Minor, Inc. 144A $5.375 cv. pfd.                                                    4,232,000
                                                                                                            --------------
                                                                                                                 9,656,461

Metals and Mining (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  Kinam Gold, Inc. Ser. B, $3.75 cv. cum. pfd.                                                2,839,375
             90,400  Pittston Mineral Corp. 144A $3.125 dep. shs. cv. pfd.                                       1,988,800
             40,000  Titanium Metals Corp. $3.313 cv. pfd.                                                         980,000
                                                                                                            --------------
                                                                                                                 5,808,175

Oil and Gas (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Lomak Petroleum, Inc. 144A $2.875 cv. pfd.                                                  2,287,500
             30,000  Lomak Petroleum, Inc. Ser. C., $2.03 cv. cum. pfd.                                            667,500
            100,580  Neuvo Energy Ser. A, $2.875 cv. pfd.                                                        3,570,590
            120,000  Tosco Financing Trust 144A $2.875 cv. pfd.                                                  5,910,000
            140,000  Unocal Capital Trust $3.125 cv. cum. pfd.                                                   7,175,000
                                                                                                            --------------
                                                                                                                19,610,590

Packaging and Containers (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            115,000  Owens-Illinois, Inc. $2.375 cv. pfd.                                                        4,614,375
            120,000  Sealed Air Corp. Ser. A, $2.00 cv. pfd.                                                     4,785,000
                                                                                                            --------------
                                                                                                                 9,399,375

Paper and Forest Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  International Paper Co. $2.625 cv. pfd.                                                     6,142,500

Publishing (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Golden Books Family Entertainment, Inc. $4.375 cv. cum. pfd.                                  120,000
             50,000  Houghton Mifflin Co. $4.08 cv. pfd.                                                         1,943,750
             50,000  Readers Digest $0.453 cv. pfd.                                                              1,143,750
                                                                                                            --------------
                                                                                                                 3,207,500

Railroads (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  Union Pacific 144A $3.125 cv. cum. pfd.                                                     8,692,500
             60,000  Union Pacific Capital Trust 144A $3.125 cum. cv. pfd.                                       2,805,000
                                                                                                            --------------
                                                                                                                11,497,500

Recreation (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            156,570  Station Casinos, Inc. $3.50 cv. pfd.                                                        5,225,524

REIT's (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            220,000  Archstone Communities Trust Ser. A, $1.75 cv. cum. pfd.                                     5,885,000
             28,500  Camden Property Trust Ser. A, $2.25 cv. cum. pfd.                                             705,375
             50,000  Equity Office Properties Trust Ser. B, $2.625 cv. cum. pfd.                                 1,975,000
            230,150  Equity Residential Property Ser. E, $1.75 cv. pfd.                                          5,408,525
             74,490  Tanger Factory Outlet Centers Ser. A, $1.802 cv. cum. pfd.                                  1,443,244
             66,500  Vornado Realty Trust Ser. A, $3.25 cv. cum. pfd.                                            3,208,625
                                                                                                            --------------
                                                                                                                18,625,769

Restaurants (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            154,907  Wendy's Financing Ser. A, $2.50 cv. pfd.                                                    7,590,443

Retail (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             80,474  Ann Taylor Finance Trust $4.25 cv. cum. pfd.                                                6,287,031
             80,000  Dollar General Strypes Trust $3.352 cv. pfd.                                                2,657,500
            206,000  K mart Financing I $3.875 cum. cv. pfd.                                                    11,420,125
                                                                                                            --------------
                                                                                                                20,364,656

Telecommunications (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             85,000  Tele-Communications (TCI Group) Ser. A, $2.125 cv. pfd.                                     7,437,500

Tobacco (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             57,517  DIMON, Inc. $2.00 cv. pfd.                                                                    776,480

Transportation (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            120,500  CNF Trust I Ser. A, $2.50 cv. cum. pfd.                                                     6,085,250
             50,150  Hvide Capital Trust 144A $3.25 cv. pfd.                                                     1,203,600
                                                                                                            --------------
                                                                                                                 7,288,850

Wireless Communications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             45,000  Airtouch Communications, Inc. Ser. C, $2.125 cv. cum. pfd.                                  3,602,804
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $369,946,452)                                 $  339,057,578

PREFERRED STOCKS (--%)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
            159,304  Trikon Technologies, Inc. Ser. H, 8.125% pfd. (PIK)                                    $       39,826
              1,632  Trikon Technologies, Inc. Ser. I, 8.125% pfd.                                                  99,582
                                                                                                            --------------
                     Total Preferred Stocks (cost $2,818,849)                                               $      139,408

SHORT-TERM INVESTMENTS (2.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $1,695,000  Dart & Kraft Finance N.V. cv. company guaranty Ser. WW,
                       7 3/4s, 1998                                                                         $    5,432,475
         32,512,000  Interest in $750,000,000 joint repurchase agreement dated October 30,1998 with Goldman Sachs & Co.
                       due November 2, 1998 with respect to various
                       U.S. Treasury obligations -- maturity value of $32,526,576
                       for an effective yield of 5.38%                                                          32,521,718
                                                                                                            --------------
                     Total Short-Term Investments (cost $36,515,404)                                        $   37,954,193
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,391,966,648) (b)                                            $1,357,789,594
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,364,425,785.

  (b) The aggregate identified cost on a tax basis is $1,396,501,632, resulting in gross unrealized appreciation and depreciation of $120,893,674 and $159,605,712, respectively, or net unrealized depreciation of $38,712,038.

(NON) Non-income-producing security.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(CUS) This entity provides subcustodian services to the fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,391,966,648) (Note 1)                                        $1,357,789,594
-----------------------------------------------------------------------------------------------
Cash                                                                                    196,908
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     9,056,711
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,599,642
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       19,094,798
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        466,832
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,388,204,485

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     19,921,108
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,260,509
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,963,215
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               38,375
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            25,023
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,559
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  460,461
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  108,450
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    23,778,700
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,364,425,785

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,270,980,195
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (240,540)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              127,863,184
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (34,177,054)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,364,425,785

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,056,693,035 divided by 52,728,787 shares)                                            $20.04
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $20.04)*                                  $21.26
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($289,652,214 divided by 14,603,784 shares)**                                            $19.83
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,080,536 divided by 907,507 shares)                                                  $19.92
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $19.92)*                                  $20.64
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                           $ 36,331,215
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $24,552)                                            28,461,363
-----------------------------------------------------------------------------------------------
Total investment income                                                              64,792,578

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      8,280,168
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,857,429
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        25,433
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         18,786
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,883,846
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 2,913,169
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   134,824
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  65,703
-----------------------------------------------------------------------------------------------
Auditing                                                                                 39,879
-----------------------------------------------------------------------------------------------
Legal                                                                                    13,579
-----------------------------------------------------------------------------------------------
Postage                                                                                 128,605
-----------------------------------------------------------------------------------------------
Other                                                                                   156,517
-----------------------------------------------------------------------------------------------
Total expenses                                                                       16,517,938
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (627,790)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         15,890,148
-----------------------------------------------------------------------------------------------
Net investment income                                                                48,902,430
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    133,278,759
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the year                                      (630,075)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (203,229,257)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (70,580,573)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(21,678,143)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   48,902,430  $   43,188,991
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                    133,278,759     134,480,706
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                   (203,859,332)     73,719,928
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (21,678,143)    251,389,625
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (39,874,535)    (40,930,205)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (8,456,841)     (6,775,056)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (571,054)       (414,757)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (1,430,151)     (2,870,230)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (303,316)       (475,100)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (20,482)        (29,085)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (108,409,463)    (66,832,559)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (24,372,023)    (11,391,471)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,435,189)       (700,350)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   130,624,709     267,640,833
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (75,926,488)    388,611,645

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,440,352,273   1,051,740,628
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of  $240,540
and $630,075, respectively)                                                      $1,364,425,785  $1,440,352,273
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $23.22           $21.24           $19.42           $19.09           $20.38
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .76(c)           .78(c)           .81(c)           .85              .81
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (1.02)            3.70             2.70             1.60             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.26)            4.48             3.51             2.45              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.76)            (.87)            (.98)            (.96)            (.74)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.03)            (.06)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.13)           (1.57)            (.71)           (1.16)            (.90)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.92)           (2.50)           (1.69)           (2.12)           (1.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.04           $23.22           $21.24           $19.42           $19.09
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           (1.37)           22.86            18.99            14.38             1.84
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,056,693       $1,168,470         $898,486         $756,645         $697,946
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .97             1.03             1.06             1.16              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.50             3.56             3.99             4.64             4.16
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              92.76            70.74            61.43            69.52            48.37
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $23.01           $21.09           $19.30           $19.00           $20.35
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .59(c)           .63(c)           .66(c)           .69              .74
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (1.01)            3.64             2.68             1.61             (.55)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.42)            4.27             3.34             2.30              .19
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.61)            (.73)            (.84)            (.84)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)            (.05)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (2.13)           (1.57)            (.71)           (1.16)            (.88)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.76)           (2.35)           (1.55)           (2.00)           (1.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $19.83           $23.01           $21.09           $19.30           $19.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           (2.11)           21.89            18.14            13.54             1.00
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $289,652         $257,163         $146,127          $75,309          $31,432
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.72             1.78             1.81             1.91             1.71
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.74             2.78             3.26             3.92             3.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              92.76            70.74            61.43            69.52            48.37
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                         March 13, 1995+
operating performance                                                         Year ended October 31                to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $23.08           $21.14           $19.37           $17.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .65(c)           .67(c)           .73(c)           .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                           (1.00)            3.67             2.65             1.64
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.35)            4.34             3.38             2.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.66)            (.78)            (.90)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.02)            (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (2.13)           (1.57)            (.71)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (2.81)           (2.40)           (1.61)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $19.92           $23.08           $21.14           $19.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            (1.75)           22.24            18.30            12.99 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $18,081          $14,719           $7,128           $1,753
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.47             1.53             1.54             1.04 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.99             3.04             3.55             2.89 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               92.76            70.74            61.43            69.52
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of Credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, defaulted bond interest, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund reclassified $2,143,484 to decrease distributions in excess of net investment income and $187,603 to decrease paid-in-capital, with an decrease to accumulated net realized gains of $1,955,881. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $627,790 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,260 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $328,284 and $21,844 from the sale of class A and class M shares, respectively and $421,192 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $14,672 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $1,304,198,398 and $1,318,535,492, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                          Year ended
                                                       October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,382,467       $205,168,706
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,911,967        124,147,866
-----------------------------------------------------------------------------
                                                15,294,434        329,316,572

Shares
repurchased                                    (12,883,335)      (278,877,249)
-----------------------------------------------------------------------------
Net increase                                     2,411,099       $ 50,439,323
-----------------------------------------------------------------------------

                                                          Year ended
                                                       October 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,142,887       $265,281,015
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,574,214         95,070,612
-----------------------------------------------------------------------------
                                                16,717,101        360,351,627

Shares
repurchased                                     (8,692,035)      (190,385,046)
-----------------------------------------------------------------------------
Net increase                                     8,025,066       $169,966,581
-----------------------------------------------------------------------------

                                                          Year ended
                                                       October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,687,780       $101,436,908
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,255,855         26,103,869
-----------------------------------------------------------------------------
                                                 5,943,635        127,540,777

Shares
repurchased                                     (2,515,435)       (53,200,565)
-----------------------------------------------------------------------------
Net increase                                     3,428,200       $ 74,340,212
-----------------------------------------------------------------------------

                                                          Year ended
                                                       October 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,356,953       $116,465,127
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      721,404         14,907,349
-----------------------------------------------------------------------------
                                                 6,078,357        131,372,476

Shares
repurchased                                     (1,832,828)       (40,163,605)
-----------------------------------------------------------------------------
Net increase                                     4,245,529       $ 91,208,871
-----------------------------------------------------------------------------

                                                          Year ended
                                                       October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        618,070        $13,595,951
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       82,403          1,719,717
-----------------------------------------------------------------------------
                                                   700,473         15,315,668

Shares
repurchased                                       (430,655)        (9,470,494)
-----------------------------------------------------------------------------
Net increase                                       269,818        $ 5,845,174
-----------------------------------------------------------------------------

                                                          Year ended
                                                       October 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        575,594        $12,484,454
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       48,222            997,306
-----------------------------------------------------------------------------
                                                   623,816         13,481,760

Shares
repurchased                                       (323,289)        (7,016,379)
-----------------------------------------------------------------------------
Net increase                                       300,527        $ 6,465,381
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $125,267,953 as capital gain for its taxable year ended October 31, 1998.

The fund has designated 46.49% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.

 Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward T. Shadek
Vice President

Charles G. Pohl
Vice President and Fund Manager

Forrest N. Fontana
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

AN019  47849  008/223/920  12/98